UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report: February 27, 2004

UNITED SECURITY BANCSHARES
(Exact name of registrant as specified in its chapter)

CALIFORNIA	000-32897	91-2112732
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

1525 E. Shaw Ave, Fresno, California 93710
(Address of principal executive offices)

Registrant’s telephone number: (559) 248-4943

Item 5. Other Events.

On February 25, 2004, United Security Bancshares issued a press release reporting the approval of a common stock repurchase plan by the Company’s Board of Directors. A copy of such press release is attached, and incorporated herein by reference as Exhibit 99.1.

Item 7. Exhibits.

(c) Exhibits

99.1	Press Release dated February 25, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	February 27, 2004	/S/ Kenneth L. Donahue
Senior Vice President and Chief Financial Officer